                                                                   EXHIBIT 99(a)

The following condensed consolidating financial statements of Newmont Mining Corporation should be read in conjunction with the consolidated financial statements and the notes thereto included in it's Annual Report on Form 10-K for the year ended December 31, 1998.


                                                             Newmont      Newmont                                    Newmont
Consolidating Statement of Operations                        Mining        Gold         Other         Elimi-       Mining Corp.
(In millions)                                                 Corp.       Company    Subsidiaries    nations       Consolidated
                                                          ----------  -----------  ---------------  ---------     -------------
Year Ended December 31, 1998
Sales and other income
  Sales                                                   $        -  $     483.0   $       970.9   $             $    1,453.9
  Dividends, interest and other - intercompany                     -         24.8               -       (24.8)               -
  Dividends, interest and other                                    -         10.2            11.8        (1.0)            21.0
                                                          ----------  -----------   -------------   ---------     ------------
                                                                   -        518.0           982.7       (25.8)         1,474.9
                                                          ----------  -----------   -------------   ---------     ------------
Costs and expenses
  Costs applicable to sales                                        -        366.9           459.0        (1.0)           824.9
  Depreciation, depletion and amortization                         -         90.2           198.9                        289.1
  Exploration and research                                         -         15.3            53.1                         68.4
  General and administrative                                       -         47.7             2.0                         49.7
  Interest expense - intercompany                                  -            -            24.8       (24.8)             0.0
  Interest, net of capitalized interest                            -         47.6            31.2                         78.8
  Write-down of assets                                             -        111.3           503.6                        614.9
  Other                                                            -          5.0             6.0                         11.0
                                                          ----------  -----------   -------------   ---------     ------------
                                                                   -        684.0         1,278.6       (25.8)         1,936.8
                                                          ----------  -----------   -------------   ---------     ------------

Pre-tax loss before minority interest, equity
  loss and cumulative effect of a change in
  accounting principle                                             -       (166.0)         (295.9)          -           (461.9)

Income tax benefit                                                 -         80.2           100.7           -            180.9

Minority interest in income of Minera Yanacocha                    -            -           (66.2)          -            (66.2)
Minority interest in income of Newmont Gold Company             (4.1)           -               -           -             (4.1)
Equity in loss of subsidiaries                                (391.5)      (306.5)              -       698.0              0.0
Equity in loss of affiliate                                        -            -            (9.2)          -             (9.2)
                                                          ----------  -----------   -------------   ---------     ------------

Net loss before cumulative effect of a
  change in accounting principle                              (395.6)      (392.3)         (270.6)      698.0           (360.5)

Cumulative effect of a change in accounting principle            2.2          0.8           (35.9)          -            (32.9)
                                                          ----------  -----------   -------------   ---------     ------------
Net loss                                                  $   (393.4) $    (391.5)  $      (306.5)  $   698.0     $     (393.4)
                                                          ==========  ===========   =============   =========     ============


                                                         Newmont     Newmont                               Newmont
Consolidating Statement of Operations                     Mining       Gold        Other       Elimi-    Mining Corp.
(In millions)                                              Corp.      Company   Subsidiaries   nations  Consolidated
                                                       ---------   --------------------------------------------------
Year Ended December 31, 1997
Sales and other income
  Sales                                                $       -   $   609.6   $    963.1   $        -   $   1,572.7
  Dividends, interest and other - intercompany                 -         8.8            -         (8.8)            -
  Dividends, interest and other                                -        12.7         46.4         (3.8)         55.3
                                                       ---------   ---------   ----------   ----------   -----------
                                                               -       631.1      1,009.5        (12.6)      1,628.0
                                                       ---------   ---------   ----------   ----------   -----------
Costs and expenses
  Costs applicable to sales                                    -       375.1        419.2         (3.8)        790.5
  Depreciation, depletion and amortization                     -        94.9        170.9                      265.8
  Exploration and research                                     -        19.2         79.2                       98.4
  General and administrative                                   -        56.9          9.5                       66.4
  Interest expense - intercompany                              -           -          8.8         (8.8)          0.0
  Interest, net of capitalized interest                        -        43.2         33.9                       77.1
  Merger and related expenses                                  -        29.3        133.4                      162.7
  Write-down of assets                                         -         9.5            -                        9.5
  Other                                                        -        (0.1)        25.8                       25.7
                                                       ---------   ---------   ----------   ----------   -----------
                                                               -       628.0        880.7        (12.6)      1,496.1
                                                       ---------   ---------   ----------   ----------   -----------
Pre-tax income before minority interest and
  equity income                                                -         3.1        128.8            -         131.9

Income tax benefit                                             -         7.9                                     7.9

Minority interest in income of Minera Yanacocha                -           -        (66.9)                     (66.9)
Minority interest in income of Newmont Gold Company         (4.5)          -            -                       (4.5)
Equity in income of subsidiaries                            72.9        61.9            -       (134.8)          0.0
                                                       ---------   ---------   ----------   ----------   -----------
Net income                                             $    68.4   $    72.9   $     61.9   $   (134.8)  $      68.4
                                                       =========   =========   ==========   ==========   ===========
Year Ended December 31, 1996
Sales and other income
  Sales                                                $       -   $   657.9   $    447.8   $        -   $   1,105.7
  Dividends, interest and other - intercompany                 -         6.1            -         (6.1)            -
  Dividends, interest and other                                -        17.8         16.3         (4.6)         29.5
                                                       ---------   ---------   ----------   ----------   -----------
                                                               -       681.8        464.1        (10.7)      1,135.2
                                                       ---------   ---------   ----------   ----------   -----------
Costs and expenses
  Costs applicable to sales                                    -       415.3        241.6         (4.6)        652.3
  Depreciation, depletion and amortization                     -       104.3         99.8                      204.1
  Exploration and research                                     -         7.2         85.7                       92.9
  General and administrative                                   -        43.4         19.7          2.6          65.7
  Interest expense - intercompany                              -           -          6.1         (6.1)            -
  Interest, net of capitalized interest                        -        34.0         24.6                       58.6
  Other                                                        -         4.2         18.3                       22.5
                                                       ---------   ---------   ----------   ----------   -----------
                                                               -       608.4        495.8         (8.1)      1,096.1
                                                       ---------   ---------   ----------   ----------   -----------
Pre-tax income (loss) before minority interest and
  equity income                                                -        73.4        (31.7)        (2.6)         39.1

Income tax benefit                                             -         3.0         12.9                       15.9

Minority interest in income of Newmont Gold Company         (6.6)          -            -            -          (6.6)
Equity in income of subsidiaries                           105.2        31.4            -       (136.6)            -
Equity in income of affiliate                                  -           -         50.2            -          50.2
                                                       ---------   ---------   ----------   ----------   -----------
Net income                                             $    98.6   $   107.8   $     31.4   $   (139.2)  $      98.6
                                                       =========   =========   ==========   ==========   ===========

                                                           Newmont       Newmont                                      Newmont
Consolidating Balance Sheets                               Mining         Gold          Other          Elimi-       Mining Corp.
(In millions)                                               Corp.        Company     Subsidiaries      nations      Consolidated
                                                        ------------------------------------------------------------------------
At December 31, 1998
  Cash and cash equivalents                             $          -  $      21.6    $       57.5   $         -     $       79.1
  Short-term investments                                                        -            11.8                           11.8
  Accounts receivable                                                       445.6            30.0        (423.6)            52.0
  Inventories                                                               122.1           158.3                          280.4
  Other current assets                                                       33.0            56.8                           89.8
                                                        ------------  -----------    ------------   -----------     ------------
      Current assets                                               -        622.3           314.4        (423.6)           513.1
                                                        ------------  -----------    ------------   -----------     ------------
  Property, plant and mine development, net                                 856.5         1,192.2                        2,048.7
  Investment in subsidiaries                                 1,444.6      2,817.9               -      (4,262.5)               -
  Investment in Batu Hijau                                         -            -           277.2                          277.2
  Long-term inventory                                              -        143.3            16.4                          159.7
  Other long-term assets                                           -        119.5         2,094.8      (2,026.3)           188.0
                                                        ------------  -----------    ------------   -----------     ------------
      Total assets                                          $1,444.6     $4,559.5        $3,895.0     $(6,712.4)        $3,186.7
                                                        ============  ===========    ============   ===========     ============
Liabilities
  Current portion of long-term debt                    $           -  $      17.8   $        29.8  $          -  $          47.6
  Accounts payable                                               5.1         17.2           439.2        (423.6)            37.9
  Other accrued liabilities                                        -         57.2            69.6                          126.8
                                                        ------------  -----------    ------------   -----------     ------------
      Current liabilities                                        5.1         92.2           538.6        (423.6)           212.3
                                                        ------------  -----------    ------------   -----------     ------------
  Long-term debt                                                            902.5           298.6                        1,201.1
  Reclamation and remediation liabilities                                    26.3            68.5                           94.8
  Other long-term liabilities                                             2,093.9            78.6      (2,026.3)           146.2
                                                        ------------  -----------    ------------   -----------     ------------
      Total liabilities                                          5.1      3,114.9           984.3      (2,449.9)         1,654.4
                                                        ------------  -----------    ------------   -----------     ------------

Minority interest                                                  -            -            92.8             -             92.8
                                                        ------------  -----------    ------------   -----------     ------------
Stockholders' Equity
  Common stock                                                 267.5                         56.5         (56.5)           267.5
  Additional paid-in capital                                 1,060.8        592.1         2,154.3      (2,746.4)         1,060.8
  Retained earnings                                            111.2        852.5           607.1      (1,459.6)           111.2
                                                        ------------  -----------    ------------   -----------     ------------
          Total stockholders' equity                         1,439.5      1,444.6         2,817.9      (4,262.5)         1,439.5
                                                        ------------  -----------    ------------   -----------     ------------
      Total liabilities and stockholders' equity       $     1,444.6  $   4,559.5    $    3,895.0   $  (6,712.4)    $    3,186.7
                                                        ============  ===========    ============   ===========     ============

At December 31, 1997
  Cash and cash equivalents                            $           -  $      85.2    $       61.0   $         -     $      146.2
  Short-term investments                                                        -            12.8                           12.8
  Accounts receivable                                                       573.1            38.0        (558.7)            52.4
  Inventories                                                               121.9           217.7                          339.6
  Other current assets                                                       48.5            41.9                           90.4
                                                        ------------  -----------    ------------   -----------     ------------
      Current assets                                               -        828.7           371.4        (558.7)           641.4
                                                        ------------  -----------    ------------   -----------     ------------
  Property, plant and mine development, net                                 953.5         1,645.3                        2,598.8
  Investment in subsidiaries                                 1,697.1         78.8            (5.7)     (1,770.2)               -
  Investment in Batu Hijau                                         -            -            76.9                           76.9
  Long-term inventory                                              -        150.9            23.5                          174.4
  Other long-term assets                                           -        685.7            82.0        (645.2)           122.5
                                                        ------------  -----------    ------------   -----------     ------------
      Total assets                                      $    1,697.1  $   2,697.6    $    2,193.4   $  (2,974.1)    $    3,614.0
                                                        ============  ===========    ============   ===========     ============
Liabilities
  Current portion of long-term debt                     $          -  $              $       43.3  $          -     $       43.3
  Short-term debt                                                                            25.8                           25.8
  Accounts payable                                                           36.1           486.6        (439.6)            83.1
  Other accrued liabilities                                                  80.8           161.6                          242.4
                                                        ------------  -----------    ------------   -----------     ------------
      Current liabilities                                          -        116.9           717.3        (439.6)           394.6
                                                        ------------  -----------    ------------   -----------     ------------
  Long-term debt                                                            857.1           322.3                        1,179.4
  Reclamation and remediation liabilities                                    26.5            62.1                           88.6
  Other long-term liabilities                                                   -           950.6        (758.6)           192.0
                                                        ------------  -----------    ------------   -----------     ------------
      Total liabilities                                            -      1,000.5         2,052.3      (1,198.2)         1,854.6
                                                        ------------  -----------    ------------   -----------     ------------

  Minority interest                                            106.0            -            62.3             -            168.3
                                                        ------------  -----------    ------------   -----------     ------------

Stockholders' Equity
  Common stock                                                 250.4          1.1             6.3          (7.4)           250.4
  Additional paid-in capital                                   817.0        436.9         1,796.9      (2,233.8)           817.0
  Retained earnings                                            523.7      1,259.1        (1,724.4)        465.3            523.7
                                                        ------------  -----------    ------------   -----------     ------------
          Total stockholders' equity                         1,591.1      1,697.1            78.8      (1,775.9)         1,591.1
                                                        ------------  -----------    ------------   -----------     ------------
      Total liabilities and stockholders' equity        $    1,697.1  $   2,697.6    $    2,193.4   $  (2,974.1)    $    3,614.0
                                                        ============  ===========    ============   ===========     ============

                                                          Newmont      Newmont                                       Newmont
Statements of Consolidating Cash Flows                    Mining        Gold          Other         Elimi-         Mining Corp.
(In millions )                                             Corp.       Company     Subsidiaries     nations        Consolidated
                                                       -----------  -----------  --------------   -----------   -----------------
Year Ended December 31, 1998
Operating activities
  Net loss                                             $    (393.4) $    (391.5) $       (306.5)  $     698.0   $         (393.4)
  Adjustments to reconcile net loss to net                                                                                     -
    cash provided by operating activities                    407.1        537.9           582.7        (713.0)             814.7
  Change in working capital                                    5.1       (196.8)          143.9             -              (47.8)
                                                       -----------  -----------  --------------   -----------   ----------------
  Net cash provided by (used for) operating activities        18.8        (50.4)          420.1         (15.0)             373.5
                                                       -----------  -----------  --------------   -----------   ----------------

Investing activities
  Additions to property, plant and mine development                       (61.3)         (154.7)                          (216.0)
  Investments in affiliates and Other                                         -          (204.8)                          (204.8)
                                                       -----------  -----------  --------------   -----------   ----------------
  Net cash used for investing activities                         -        (61.3)         (359.5)            -             (420.8)
                                                       -----------  -----------  --------------   -----------   ----------------

Financing activities
  Net borrowings (repayments)                                    -         63.2           (63.0)            -                0.2
  Dividends paid                                             (19.1)       (15.0)              -          15.0              (19.1)
  Other                                                        0.3            -            (1.2)            -               (0.9)
                                                       -----------  -----------  --------------   -----------   ----------------
Net cash provided by (used for) financing activities         (18.8)        48.2           (64.2)         15.0              (19.8)
                                                       -----------  -----------  --------------   -----------   ----------------
Net decrease in cash and cash equivalents                      0.0        (63.5)           (3.6)          0.0              (67.1)
Cash and cash equivalents at beginning of period                 -         85.1            61.1             -              146.2
                                                       -----------  -----------  --------------   -----------   ----------------
Cash and cash equivalents at end of period             $         -  $      21.6  $         57.5   $         -   $           79.1
                                                       ===========  ===========  ==============   ===========   ================

                                                        Newmont    Newmont                                 Newmont
                                                        Mining      Gold         Other        Elimi-     Mining Corp.
                                                         Corp.     Company    Subsidiaries    nations    Consolidated
                                                      ----------  ---------  --------------  ---------  -------------
Year Ended December 31, 1997
Operating activities
  Net income                                          $     68.4  $    72.9  $         61.9  $  (134.8) $        68.4
  Adjustments to reconcile net income to net                                                                        -
    cash provided by operating activities                  (13.9)      45.1           217.3       76.6          325.1
  Change in working capital                                    -     (401.1)          291.4          -         (109.7)
                                                      ----------  ---------  --------------  ---------  -------------
  Net cash provided by (used for) operating activities      54.5     (283.1)          570.6      (58.2)         283.8
                                                      ----------  ---------  --------------  ---------  -------------

Investing activities
  Additions to property, plant and mine development            -      (78.8)         (336.3)         -         (415.1)
  Investments in affiliates and Other                      (12.6)         -           (10.0)      12.6          (10.0)
                                                      ----------  ---------  --------------  ---------  -------------
  Net cash used for investing activities                   (12.6)     (78.8)         (346.3)      12.6         (425.1)
                                                      ----------  ---------  --------------  ---------  -------------

Financing activities
  Net borrowings (repayments)                                  -      316.0          (210.8)         -          105.2
  Dividends paid                                           (54.5)     (58.2)              -       58.2          (54.5)
  Other                                                     12.6       12.6            (2.8)     (12.6)           9.8
                                                      ----------  ---------  --------------  ---------  -------------
Net cash provided by (used for) financing activities       (41.9)     270.4          (213.6)      45.6           60.5
                                                      ----------  ---------  --------------  ---------  -------------
Net increase (decrease) in cash and cash equivalents         0.0      (91.5)           10.7        0.0          (80.8)
Cash and cash equivalents at beginning of period               -      176.7            50.3          -          227.0
                                                      ----------  ---------  --------------  ---------  -------------
Cash and cash equivalents at end of period            $        -  $    85.2  $         61.0  $       -  $       146.2
                                                      ==========  =========  ==============  =========  =============

                                                      Newmont      Newmont                                       Newmont
Statements of Consolidating Cash Flows                Mining        Gold          Other         Elimi-         Mining Corp.
(In millions)                                          Corp.       Company     Subsidiaries     nations        Consolidated
                                                    -----------  -----------  --------------   -----------   ----------------
Year Ended December 31, 1996
Operating activities
  Net income                                        $     98.6   $     107.8  $         31.4   $    (139.2)  $           98.6
  Adjustments to reconcile net income to net                                                                                -
    cash provided by operating activities                (44.3)         53.8            84.9          79.9              174.3
  Change in working capital                                  -         (88.9)           23.6             -              (65.3)
                                                    -----------  -----------  --------------   -----------   ----------------
  Net cash provided by operating activities                54.3         72.7           139.9         (59.3)             207.6
                                                    -----------  -----------  --------------   -----------   ----------------

Investing activities
  Additions to property, plant and mine development           -       (158.3)         (389.4)                          (547.7)
  Investments in affiliates and Other                    (265.4)           -            (6.1)        265.4               (6.1)
                                                    -----------  -----------  --------------   -----------   ----------------
  Net cash used for investing activities                 (265.4)      (158.3)         (395.5)        265.4             (553.8)
                                                    -----------  -----------  --------------   -----------   ----------------

Financing activities
  Net borrowings                                              -            -           267.4             -              267.4
  Dividends paid                                          (54.3)       (52.7)           (6.6)         59.3              (54.3)
  Proceeds from issuance of common stock and Other        265.4        265.4            (0.3)       (265.4)             265.1
                                                    -----------  -----------  --------------   -----------   ----------------
Net cash provided by financing activities                 211.1        212.7           260.5        (206.1)             478.2
                                                    -----------  -----------  --------------   -----------   ----------------
Net increase in cash and cash equivalents                   0.0        127.1             4.9           0.0              132.0
Cash and cash equivalents at beginning of period              -         49.6            45.4             -               95.0
                                                    -----------  -----------  --------------   -----------   ----------------
Cash and cash equivalents at end of period          $         -  $     176.7  $         50.3   $         -   $          227.0
                                                    ===========  ===========  ==============   ===========   ================